Exhibit 10.17

Execution Version
FIRST AMENDMENT
This FIRST AMENDMENT, dated as of February 15, 2024 (this “Agreement”), by and among PENN Entertainment, Inc. (f/k/a Penn National Gaming, Inc.), a Pennsylvania corporation (“Borrower”), the Guarantors, each Consenting Lender, Bank of America, N.A., as administrative agent (in such capacity, “Administrative Agent”) for the Lenders under the Credit Agreement and as collateral agent (in such capacity, “Collateral Agent”) for the Secured Parties. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement (as defined below).
RECITALS:
WHEREAS, reference is hereby made to the Second Amended and Restated Credit Agreement, dated as of May 3, 2022 (as it may be amended, restated, replaced, supplemented or otherwise modified and in effect immediately prior to giving effect to the amendments contemplated by this Agreement, the “Existing Credit Agreement”), among Borrower, the Guarantors, the Lenders party thereto from time to time, Administrative Agent, Collateral Agent and the other parties thereto; and
WHEREAS, Borrower, the Guarantors, each of the Lenders party hereto (constituting the Required Covenant Lenders), Administrative Agent and Collateral Agent will make certain amendments to the Credit Agreement as set forth herein.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
AMENDMENTS TO EXISTING CREDIT AGREEMENT
SECTION 1.Consent of Lenders.
(a)Each Lender under the Existing Credit Agreement that executes and delivers a lender agreement in substantially the form attached hereto as Annex I (a “Consenting Lender Agreement” and, each such Lender, a “Consenting Lender”) hereby irrevocably agrees to the amendments to, and waivers and consents under, the Existing Credit Agreement provided for herein, with respect to all of such Consenting Lender’s Loans and Commitments.
(b)Each Consenting Lender Agreement shall be subject to the terms and conditions of this Agreement and shall be binding upon the Lender party thereto and any successor, participant or assignee of such Lender and may not be revoked or terminated by the Lender party thereto or any such successor, participant or assignee. Each Person that executes and delivers a Consenting Lender Agreement and any permitted successor, participant or assignee of such Lender shall be a party to this Agreement as if such Person executed and delivered a counterpart hereof. Each Consenting Lender Agreement shall constitute a part of this Agreement and each signature page thereto shall constitute a signature page hereto.
SECTION 2.Effective Date Amendments. If the Effective Date (as defined below) occurs, the terms and provisions of the Existing Credit Agreement are hereby amended as follows (the Existing Credit Agreement, as so amended, the “Credit Agreement”):

(a)Section 1.01 of the Existing Credit Agreement is hereby amended to add the following as new defined terms in alphabetical order:
“Covenant Relief Period” shall mean the period commencing on the First Amendment Effective Date and ending on the earlier of (a) the date that is two (2) Business Days after the date on which Administrative Agent receives from Borrower a Covenant Relief Period Termination Notice and (b) the date immediately following the date on which Administrative Agent receives from Borrower the Compliance Certificate and Section 9.04 Financials in respect of the fiscal year ending December 31, 2024 (such earlier date, the “Covenant Relief Period Termination Date”).
“Covenant Relief Period Conditions” shall mean, during the Covenant Relief Period (a) Borrower shall accrue and pay unused commitment fees on the Closing Date Revolving Facility at the Applicable Fee Percentage set forth for Pricing Level I in Annex B, (b) Borrower shall accrue and pay interest on the Revolving Loans and Swingline Loans (in each case, under the Closing Date Revolving Facility) and the Term A Facility Loans at the Applicable Margin set forth for Pricing Level I in Annex B, (c) Borrower shall accrue and pay Letter of Credit participation fees for Letters of Credit issued under the Closing Date Revolving Facility at the Applicable Margin set forth for Pricing Level I in Annex B and (d) neither Borrower nor any of its Restricted Subsidiaries shall, directly or indirectly, declare or make any Restricted Payments under Sections 10.06(a), (i), (j), (k), (p) or (q).
“Covenant Relief Period Termination Date” has the meaning set forth in the definition of “Covenant Relief Period.”
“Covenant Relief Period Termination Notice” shall mean a certificate of a Responsible Officer of Borrower that is delivered to Administrative Agent (a) stating that Borrower irrevocably elects (i) to terminate the Covenant Relief Period effective as of the date that is two (2) Business Days after the date on which Administrative Agent receives such Covenant Relief Period Termination Notice and (ii) that commencing with the first fiscal quarter ending after the Covenant Relief Period Termination Date, the Financial Maintenance Covenants set forth in Section 10.08 shall be calculated without giving effect to the adjustments set forth in clause (F) of the definition of “Consolidated EBITDA” and (b) certifying that Borrower and its Restricted Subsidiaries would have been in compliance with the Financial Maintenance Covenants set forth in Section 10.08 as of the most recent Calculation Date if such Financial Maintenance Covenants had been calculated without giving effect to the adjustments set forth in clause (F) of the definition of “Consolidated EBITDA”, and setting forth in reasonable detail the computations necessary to determine such compliance.
“First Amendment” shall mean that certain First Amendment, dated as of February 15, 2024, by and among Borrower, Guarantors, the Lenders party thereto, Administrative Agent and Collateral Agent.
“First Amendment Effective Date” shall mean February 15, 2024.
“Specified Test Period” has the meaning set forth in clause (F) of the definition of “Consolidated EBITDA.”
(b)The definition of “Consolidated EBITDA” in Section 1.01 of the Existing Credit Agreement is hereby amended to (i) delete “and” at the end of clause (D) thereof, (ii) replace “.” at the end of clause (E) thereof with “; and” and (iii) add the following clause (F) immediately after clause (E) thereof:

“(F)    solely for purposes of determining actual compliance (and not compliance on a Pro Forma Basis) with any covenant in Section 10.08 during the Covenant Relief Period and only if and for so long as the Covenant Relief Period Conditions are satisfied, for each Test Period ending March 31, 2024, June 30, 2024, September 30, 2024 and December 31, 2024 (each, a “Specified Test Period”), to exclude the negative “Adjusted EBITDAR” for such Test Period, if any, attributable to the Interactive segment on a trailing twelve months basis as defined and reported in Borrower’s quarterly or annual report, as applicable, for such Test Period, as filed with the SEC; provided that the aggregate amount of adjustments made to Consolidated EBITDA for any Test Period pursuant to this clause (F) shall not exceed the corresponding amount for such Test Period set forth on Schedule 1 hereto; provided, further, that this clause (F) shall have no further force or effect from and after the Covenant Relief Period Termination Date.”
SECTION 3.Amendments to Credit Documents. Each Consenting Lender, by executing a Consenting Lender Agreement, consents to, and authorizes Borrower, each Guarantor, Administrative Agent and Collateral Agent to enter into such amendments, restatements, amendment and restatements, supplements and modifications to the Exhibits and Schedules to the Credit Agreement as Administrative Agent deems reasonably necessary or desirable in connection with this Agreement and the transactions contemplated hereby.
ARTICLE II
REPRESENTATION AND WARRANTIES
To induce the Lenders party hereto to agree to this Agreement, the Credit Parties represent to Administrative Agent and the Lenders that, as of the Effective Date:
SECTION 1.Corporate Existence. Borrower and each Restricted Subsidiary (a) (i) is a corporation, partnership, limited liability company or other entity duly organized and validly existing under the laws of the jurisdiction of its organization and (ii) is in good standing (to the extent applicable) under the laws of the jurisdiction of its organization; (b) (i) has all requisite corporate or other power and authority, and (ii) has all governmental licenses, authorizations, consents and approvals necessary to own its Property and carry on its business as now being conducted; and (c) is qualified to do business and is in good standing (to the extent applicable) in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary; except, in the case of clauses (a)(ii) (other than with respect to the Borrower), (b)(ii) and (c) where the failure thereof individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.
SECTION 2.Action; Enforceability. Borrower and each Restricted Subsidiary has all necessary corporate or other organizational power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to consummate the transactions herein contemplated; the execution, delivery and performance by Borrower and each Restricted Subsidiary of this Agreement and the consummation of the transactions herein contemplated have been duly authorized by all necessary corporate, partnership or other organizational action on its part; and this Agreement has been duly and validly executed and delivered by each Credit Party and constitutes its legal, valid and binding obligation, enforceable against each Credit Party in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general applicability from time to time in effect affecting the enforcement of creditors’ rights and remedies and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

SECTION 3.No Breach; No Default.
(a)None of the execution, delivery and performance by any Credit Party of this Agreement nor the consummation of the transactions herein contemplated do or will (i) conflict with or result in a breach of, or require any consent (which has not been obtained and is in full force and effect) under (x) any Organizational Document of any Credit Party or (y) any applicable Requirement of Law (including, without limitation, any Gaming/Racing Law) or (z) any order, writ, injunction or decree of any Governmental Authority binding on any Credit Party or tortiously interfere with, result in a breach of, or require termination of, any term or provision of any Contractual Obligation of any Credit Party or (ii) constitute (with due notice or lapse of time or both) a default under any such Contractual Obligation or (iii) result in or require the creation or imposition of any Lien (except for the Liens created pursuant to the Security Documents) upon any Property of any Credit Party pursuant to the terms of any such Contractual Obligation, except with respect to clauses (i)(y), (i)(z), (ii) or (iii) which would not reasonably be expected to result in a Material Adverse Effect; and
(b)No Default or Event of Default has occurred and is continuing.
SECTION 4.Credit Document Representations. Each of the representations and warranties made by Borrower or any of the Credit Parties in or pursuant to the Credit Documents to which such entity is a party, as amended hereby, are true and correct in all material respects as of such date (except to the extent such representations and warranties are qualified by “materiality” or “Material Adverse Effect,” in which case such representations and warranties shall be true and correct in all respects), as applicable, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (except to the extent such representations and warranties are qualified by “materiality” or “Material Adverse Effect,” in which case such representations and warranties shall be true and correct in all respects)).
ARTICLE III
CONDITIONS TO THE EFFECTIVE DATE
This Agreement shall become effective on the date (the “Effective Date”) on which each of the following conditions is satisfied or waived:
SECTION 1.Execution of Counterparts. Administrative Agent shall have received (a) executed counterparts of this Agreement from each Credit Party, Administrative Agent and the Collateral Agent and (b) executed Consenting Lender Agreements from Lenders constituting the Required Covenant Lenders.
SECTION 2.Costs and Expenses. To the extent invoiced at least three (3) Business Days prior to the Effective Date, all of the reasonable and documented out-of-pocket costs and expenses (including the reasonable fees, expenses and disbursements of Latham & Watkins LLP and one local counsel in each applicable jurisdiction reasonably deemed necessary by Agents) incurred by the Agents in connection with the negotiation, preparation, execution and delivery of this Agreement shall have been paid.
SECTION 3.Payment of Fees to Lenders. Borrower shall have paid to Administrative Agent, for the account of each Revolving Lender and Term A Facility Lender under the Existing Credit

Agreement that has executed a Consenting Lender Agreement prior to 5:00 p.m., New York City time, on February 13, 2024, a consent fee equal to the amount set forth on Schedule 2 hereto.
SECTION 4.No Default or Event of Default; Representations and Warranties True. Both immediately prior to and immediately after giving effect to this Agreement:
(a)no Default or Event of Default shall have occurred and be continuing; and
(b)each of the representations and warranties made by the Credit Parties in Article II hereof and in Article VIII of the Credit Agreement and in each of the other Credit Documents to which it is a party shall be true and correct in all material respects on and as of the Effective Date (it being understood and agreed that any such representation or warranty which by its terms is made as of an earlier date shall be required to be true and correct in all material respects only as of such earlier date, and that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the applicable date).
SECTION 5.Certificate of Responsible Officer. Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower, certifying as to clauses (a) and (b) of Section 4 of this Article III.
ARTICLE IV
VALIDITY OF OBLIGATIONS AND LIENS
SECTION 1.Reaffirmation. Each of the Credit Parties party hereto (a) acknowledges and agrees that all of such Credit Party’s obligations under the Security Documents and the other Credit Documents (as amended hereby) to which it is a party are reaffirmed and remain in full force and effect on a continuous basis as amended by this Agreement, (b) reaffirms each lien and security interest granted by it to the Collateral Agent for the benefit of the Secured Parties to secure the Secured Obligations and the guaranties of the Guaranteed Obligations made by it pursuant to the Existing Credit Agreement and (c) acknowledges and agrees that the grants of liens and security interests by and the guaranties of the Credit Parties contained in the Existing Credit Agreement and the Security Documents are, and shall remain, in full force and effect after giving effect to this Agreement and the transactions contemplated hereby and thereby.
ARTICLE V
MISCELLANEOUS
SECTION 1.Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of Borrower and Administrative Agent (acting at the direction of such Lenders as may be required under Section 13.04 of the Credit Agreement).
SECTION 2.Entire Agreement. This Agreement, the other Credit Documents and the Consenting Lender Agreements constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

SECTION 3.GOVERNING LAW. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSIES, DISPUTES, OR CAUSES OF ACTION (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) BASED UPON OR RELATING TO THIS AGREEMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION.
SECTION 4.SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS; WAIVER OF JURY TRIAL. EACH PARTY HERETO AGREES THAT SECTION 13.09(b), 13.09(c), 13.09(d) AND 13.09(e) OF THE CREDIT AGREEMENT SHALL APPLY TO THIS AGREEMENT MUTATIS MUTANDIS.
SECTION 5.Confidentiality. Each party hereto agrees that Section 13.10 of the Credit Agreement shall apply to this Agreement mutatis mutandis.
SECTION 6.No Advisory or Fiduciary Responsibility. Each party hereto agrees that Section 13.17 of the Credit Agreement shall apply to this Agreement mutatis mutandis.
SECTION 7.Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.
SECTION 8.Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission (including portable document format (“.pdf”) or similar format) shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Agreement or any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Consenting Lender Agreements) shall be deemed to include electronic signatures and contract formations on electronic platforms approved by Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by Administrative Agent pursuant to procedures approved by it (it being understood and agreed that documents signed manually but delivered in “.pdf” or “.tif” format (or other similar formats specified by Administrative Agent) shall not constitute electronic signatures).
SECTION 9.Credit Document. This Agreement shall constitute a “Credit Document” as defined in the Credit Agreement.
SECTION 10.No Novation. The parties hereto expressly acknowledge that it is not their intention that this Agreement or any of the other Credit Documents executed or delivered pursuant hereto constitute a novation of any of the obligations, covenants or agreements contained in the Existing Credit Agreement or any other Credit Document, but rather constitute a modification thereof or supplement thereto pursuant to the terms contained herein. The Existing Credit Agreement and the Credit Documents, in each case as amended, modified or supplemented hereby, shall be deemed to be continuing agreements among the parties thereto, and all documents, instruments, and agreements delivered, as well as all Liens created, pursuant to or in connection with the Existing Credit Agreement and the other Credit Documents shall remain in full force and effect, each in accordance with its terms (as amended, modified or supplemented by this Agreement), unless such document, instrument, or agreement has otherwise been terminated or has expired in accordance with or pursuant to the terms of this Agreement or such document, instrument, or agreement or as otherwise agreed by the required parties hereto or thereto, it being understood that from after the occurrence of the Effective Date, each reference in the Credit Documents to the “Credit Agreement,” “thereunder,” “thereof” (and each reference in the Credit Agreement to “this Agreement,” “hereunder,” or “hereof”) or words of like import shall mean and be a reference to the Credit Agreement.
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    IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.
PENN ENTERTAINMENT, INC.
By: /s/ Felicia R. Hendrix
Name: Felicia R. Hendrix
Title: Executive Vice President, Chief Financial Officer

GUARANTORS:

PENN TENANT, LLC
PENN TENANT II, LLC
PENN TENANT III, LLC

By:    PENN ENTERTAINMENT, INC.,
as sole member of each of the foregoing entities

By:    /s/ Felicia R. Hendrix
Name: Felicia Hendrix
Title: Executive Vice President, Chief Financial Officer

BCV (INTERMEDIATE), LLC

By: PENN TENANT II, LLC
its sole member

By: PENN ENTERTAINMENT, INC.,
its sole member

By: /s/ Felicia R. Hendrix
Name: Felicia Hendrix
Title: Executive Vice President, Chief Financial Officer

[Signature Page to First Amendment]

GREEKTOWN HOLDINGS, L.L.C.

By: PENN TENANT III, LLC
its sole manager

By: PENN ENTERTAINMENT, INC.,
its sole member

By: /s/ Felicia R. Hendrix
Name: Felicia Hendrix
Title: Executive Vice President, Chief Financial Officer

GREEKTOWN CASINO, L.L.C.

By: GREEKTOWN HOLDINGS, L.L.C.
its sole manager

By: PENN TENANT III, LLC
its sole manager

By: PENN ENTERTAINMENT, INC.,
its sole member

By: /s/ Felicia R. Hendrix
Name: Felicia Hendrix
Title: Executive Vice President, Chief Financial Officer

[Signature Page to First Amendment]

ABRADOODLE, LLC
ABSOLUTE GAMES, LLC
AMERISTAR CASINO BLACK HAWK, LLC
AMERISTAR CASINO EAST CHICAGO, LLC
AMERISTAR EAST CHICAGO HOLDINGS, LLC
AMERISTAR INTERACTIVE, LLC
AMERISTAR LAKE CHARLES HOLDINGS, LLC
BOOMTOWN BILOXI INTERACTIVE, LLC
BOOMTOWN, LLC
BOSSIER CASINO VENTURE, LLC
BSLO, LLC
BTN, LLC
CASINO MAGIC, LLC
CCR PENNSYLVANIA FOOD SERVICE, INC.
CENTRAL OHIO GAMING VENTURES, LLC
CRC HOLDINGS, INC.
DAYTON REAL ESTATE VENTURES, LLC
DELVEST, LLC
EBETUSA.COM, INC.
FIRST JACKPOT INTERACTIVE, LLC
HC BANGOR, LLC
HWCC-TUNICA, LLC
INDIANA GAMING COMPANY, LLC
L'AUBERGE INTERACTIVE, LLC
MAGNUM PINNACLE INTERACTIVE, LLC
MARYLAND GAMING VENTURES, INC.
MASSACHUSETTS GAMING VENTURES, LLC
MOUNTAIN LAUREL RACING, INC.
MOUNTAINVIEW THOROUGHBRED RACING ASSOCIATION, LLC
PENN CECIL MARYLAND, LLC
PENN MARYLAND OSB, LLC
PENN NATIONAL HOLDINGS, LLC
PENN NATIONAL TURF CLUB, LLC
PENN NJ OTW, LLC
PENN ONLINE ENTERTAINMENT, LLC
PINNACLE ENTERTAINMENT, INC.
PINNACLE MLS, LLC
PNK (BOSSIER CITY), L.L.C.
PNK DEVELOPMENT 33, LLC
PNK (RIVER CITY), LLC
PNK VICKSBURG, LLC
RIH ACQUISITIONS MS II, LLC
ST. LOUIS GAMING VENTURES, LLC
THE MISSOURI GAMING COMPANY, LLC
TOLEDO GAMING VENTURES, LLC
WASHINGTON TROTTING ASSOCIATION, LLC
YOUNGSTOWN REAL ESTATE VENTURES, LLC
ZIA PARK INTERACTIVE, LLC
ZIA PARK LLC

By:    /s/ Christopher Rogers
Name:     Christopher Rogers
Title:    Secretary

[Signature Page to First Amendment]

HOUSTON GAMING VENTURES, INC.
PENN INTERACTIVE VENTURES, LLC
PENN SPORTS INTERACTIVE, LLC
SCORE DIGITAL SPORTS VENTURES INC.
SCORE FANTASY SPORTS LTD.
SCOREMOBILE INC.
SDSV (DELAWARE) INC.

By:    /s/ Felicia R. Hendrix
Name:     Felicia Hendrix
Title:    Treasurer

PLAINVILLE GAMING AND REDEVELOPMENT, LLC By: Massachusetts Gaming Ventures, LLC, its managing member By: /s/ Felicia R. Hendrix Name: Felicia Hendrix Title: Treasurer
HOLLYWOOD CASINOS, LLC By: CRC Holdings, Inc., as its sole member By: /s/ Felicia R. Hendrix Name: Felicia Hendrix Title: Treasurer
PNK (LAKE CHARLES), L.L.C. PNK DEVELOPMENT 8, LLC PNK DEVELOPMENT 9, LLC By: PINNACLE MLS, LLC, sole member By: /s/ Felicia R. Hendrix Name: Felicia Hendrix Title: Treasurer

[Signature Page to First Amendment]

LOUISIANA-I GAMING, A LOUISIANA PARTNERSHIP IN COMMENDAM By: BOOMTOWN, LLC, its General Partner By: /s/ Felicia R. Hendrix Name: Felicia Hendrix Title: Treasurer
CCR RACING MANAGEMENT

By: MOUNTAIN LAUREL RACING, INC. and WASHINGTON TROTTING ASSOCIATION, LLC, its partners

By:    /s/ Felicia R. Hendrix
Name: Felicia Hendrix
Title:    Treasurer of each of MOUNTAIN LAUREL RACING, INC. and Washington Trotting Association, LLC

PNK (BATON ROUGE) PARTNERSHIP By: PNK DEVELOPMENT 8, LLC, its managing partner By: PINNACLE MLS, LLC, its sole member By: /s/ Felicia R. Hendrix Name: Felicia Hendrix Title: Treasurer
ALTON CASINO, LLC AMERISTAR CASINO COUNCIL BLUFFS, LLC CACTUS PETE’S, LLC HC AURORA, LLC HC JOLIET, LLC LVGV, LLC By: /s/ Jay A. Snowden Name: Jay A. Snowden Title: President

[Signature Page to First Amendment]

PNGI CHARLES TOWN GAMING, LLC By: /s/ Gregory Scott Saunders Name: Gregory Scott Saunders Title: Vice President
ARGOSY DEVELOPMENT, LLC
HITPOINT INC.
HOSTILE GRAPE DEVELOPMENT, LLC
LUCKYPOINT, INC
PENN ADW, LLC
PENN INTERACTIVE FTP, LLC
PIV WEST, LLC
ROCKET SPEED, INC.
SILVER SCREEN GAMING, LLC
VILLAGGIO DEVELOPMENT, LLC
VIVA SLOTS FREE CLASSIC SLOT CASINO GAMES, LLC

By:    /s/ Benjamin Levy
Name: Benjamin Levy
Title: President

FRONT RANGE ENTERTAINMENT DISTRICT, LLC By: /s/ Sean Demeule Name: Sean Demeule Title: Manager
VG BEVERAGE, INC. By: /s/ Bryan Pettigrew Name: Bryan Pettigrew Title: President
VGB MANAGEMENT, LLC VGB OPERATIONS, LLC By: /s/ Bryan Pettigrew Name: Bryan Pettigrew Title: Manager

[Signature Page to First Amendment]

PM TEXAS LLC
SAM HOUSTON RACE PARK LLC
VALLEY RACE PARK LLC
HILL LANE LLC

By:    /s/ Bryan Pettigrew
Name: Bryan Pettigrew
Title: General Manager

[Signature Page to First Amendment]

Consented to by:
BANK OF AMERICA, N.A.
as Administrative Agent, as Collateral Agent and
as a Lender
By: /s/ Brian. D. Corum
Name: Brian D. Corum
Title: Managing Director

[Signature Page to First Amendment]

ANNEX I
LENDER AGREEMENT – CONSENTING LENDERS
Reference is hereby made to the First Amendment, dated as of February 15, 2024 (the “Amendment”; capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Amendment), by and among PENN Entertainment, Inc., a Pennsylvania corporation, the Guarantors, the Lenders party thereto, Bank of America, N.A., as Administrative Agent for the Lenders under the Credit Agreement and as Collateral Agent for the Secured Parties. This Consenting Lender Agreement forms a part of the Amendment, the signature page hereto constitutes a signature page to the Amendment, and the undersigned, by its signature hereto (and any permitted successor, participant or assignee thereof), constitutes a party to the Amendment as if such Person executed and delivered a counterpart thereof.
By its signature below, the undersigned hereby (a) consents and agrees to the terms and conditions of the Amendment (including the amendments to the Existing Credit Agreement set forth therein); (b) authorizes Administrative Agent to execute the Amendment and to execute the other amendments, modifications, supplements, instruments or agreements entered into in accordance with Section 3 of Article I of the Amendment; (c) represents that it is a Lender under the Existing Credit Agreement; and (d) agrees that it shall be a party to the Amendment.
The undersigned hereby agrees that this Consenting Lender Agreement shall be binding upon the undersigned and each of its successors and any participants and assigns of its Loans or Commitments (it being understood that any such participation or assignment shall be made in accordance with Section 13.05 of the Credit Agreement) and may not be revoked or withdrawn. The undersigned agrees that it shall notify any potential successor or any participant or assignee of any of its Loans or Commitments of the effectiveness of this Consenting Lender Agreement prior to consummating any such transfer, assignment or participation, subject to Section 13.10 of the Credit Agreement. This Consenting Lender Agreement shall be irrevocable and remain in full force and effect until the Effective Date shall have occurred.
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Annex I

I. Election (Check Any That Apply):

A.REVOLVING LENDER: By checking the box to the right, the undersigned Lender confirms that it is a Revolving Lender.	□
A.TERM A FACILITY LENDER: By checking the box to the right, the undersigned Lender confirms that it is a Term A Facility Lender.	□

II. Signature:

Name of Institution: ____________________________________________________

By:
Name:
Title:
For any institution requiring a second signature line:
By:
Name:
Title: